UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 22, 2001

                        Commission File Number 001-15977

                        MEDIA COMMUNICATIONS GROUP, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                                           13-4051167
(State or other jurisdiction of                            (IRS Employer
 Incorporation or organization)                         Identification No.)

6001 Powerline Road, Fort Lauderdale, Florida                   33309
   (Address of Principal Executive Offices)                  (Zip Code)

                                  954-351-9833
              (Registrant's telephone number, including area code)

Item 7.  Financial Statements and Exhibits.

Pursuant to Item 7(a)(4) of Form 8-K, this Amendment contains additional financial information required by Form 8-K that was not included in the original Form 8-K of the Registrant dated May 25, 2001.

Attached are the audited consolidated financial statements of Floor Decor, Inc. ("Floor Decor") and subsidiary as of and for the period ended December 31, 2000 and the unaudited interim financial information as of and for the period ended March 31, 2001 as required under item 7(a).

Also attached are the pro forma condensed consolidated financial information of Floor Decor and subsidiary and Media Communications Group, Inc. ("MCGI") as of and for the period ended March 31, 2001, and for the year ended December 31, 2000 as required under item 7(b).

No additional exhibits are filed herewith.

                        Floor Decor, Inc. and Subsidiary
                                      And
                        Media Communications Group, Inc.
             Pro Forma Condensed Consolidated Financial Statements


The pro forma condensed consolidated financial information reflects the reverse acquisition of May 22, 2001 where a purchasing group led by A.J. Nassar acquired 21,900,000 shares of the common stock of the Registrant to become the owner of approximately 40% of the issued and outstanding common stock of MCGI. Prior to the acquisition of Floor Decor, MCGI was a "public shell" company, with no significant operations or assets. The acquisition of Floor Decor was accounted for as a reverse acquisition. Under a reverse acquisition, Floor Decor is treated for accounting purposes as having acquired MCGI and the historical financial statements of Floor Decor become the historical financial statements of MCGI. Therefore, all references to the historical activities of the Company refer to the historical activities of Floor Decor. The following pro forma balance sheet reflects the financial condition of Floor Decor, Inc. as of March 31, 2001 as if the reverse acquisition had occurred on that date and the proforma statements of income reflect the results of operations for year ended December 31, 2000 and the three months ended March 31, 2001 as if the reverse acquisition had occurred on January 1, 2000. July 3, 2000, is the date Floor Decor began operations.

                        Floor Decor, Inc. and Subsidiary
                 Pro Forma Condensed Consolidated Balance Sheet
                                 March 31, 2001
                                  (Unaudited)

                                                                           Media               Pro
                                                            Floor      Communications         Forma           Pro
                                                            Decor          Group           Eliminations      Forma
                                                     -------------------------------------------------------------------
Assets
Current Assets
   Accounts receivable                                  $   37,993            -                     -      $  37,993
   Inventories                                             504,429            -                     -        504,429
   Prepaid expenses                                         38,483          578                     -         39,061
                                                     -------------------------------------------------------------------
      Total current assets                                 580,905          578                     -        581,483
                                                     -------------------------------------------------------------------

Property and Equipment, net                                125,028            -                     -        125,028

Deposits and Other Assets                                   62,272            -                     -         62,272
                                                     -------------------------------------------------------------------
Total Assets                                            $  768,205          578                     -      $ 768,783
                                                     ===================================================================

  See notes to unaudited pro forma condensed consolidated financial statements

                        Floor Decor, Inc. and Subsidiary
                 Pro Forma Condensed Consolidated Balance Sheet
                                 March 31, 2001
                                  (Unaudited)

                                                                           Media               Pro
                                                            Floor      Communications         Forma           Pro
                                                            Decor          Group           Eliminations      Forma
                                                     -------------------------------------------------------------------
Liabilities and Stockholders' Equity (Deficit)
Current Liabilities
   Accounts Payable                                     $  247,586            -                     -      $ 247,586
   Amounts due stockholders                              1,026,355        7,300                (7,300)     1,026,355
   Note Payable                                            250,000            -                     -        250,000
   Accrued expenses                                         22,463          370                     -         22,833
   Customer deposits                                       181,985            -                     -        181,985
                                                     -------------------------------------------------------------------
      Total current liabilities                          1,728,389        7,670                (7,300)     1,728,759
                                                     -------------------------------------------------------------------

Stockholders' Equity (Deficit)
   Common stock, at par                                        722       54,237                  (722)        54,237
   Subscription receivable                                    (622)           -                     -           (622)
   Additional Paid in Capital                                    -       44,438               (97,745)       (53,307)
   Accumulated deficit                                    (960,284)    (105,767)              105,767       (960,284)
                                                     -------------------------------------------------------------------
      Total stockholder's equity (deficit)                (960,184)      (7,092)                7,300       (959,976)
                                                     -------------------------------------------------------------------
Total Liabilities and Stockholders' Equity (Deficit)    $  768,205          578                     -      $ 768,783
                                                     ===================================================================

  See notes to unaudited pro forma condensed consolidated financial statements

                        Floor Decor, Inc. and Subsidiary
               Pro Forma Condensed Consolidated Income Statement
                   For the Three Months Ended March 31, 2001
                                  (Unaudited)

                                                                           Media               Pro
                                                            Floor      Communications         Forma           Pro
                                                            Decor          Group           Eliminations      Forma
                                                     -------------------------------------------------------------------
Net Sales                                              $   607,141            -                     -     $   607,141
Cost of goods sold                                         319,952            -                     -         319,952
                                                     -------------------------------------------------------------------
      Gross Profit                                         287,189            -                     -         287,189
                                                     -------------------------------------------------------------------
Operating Expenses
   Selling expense                                         172,822            -                     -         172,822
   General and administrative
   expense                                                 381,003          293                     -         381,296
                                                     -------------------------------------------------------------------
                                                           553,825          293                     -         554,118
                                                     -------------------------------------------------------------------
      Operating Loss                                      (266,636)        (293)                    -        (266,929)
                                                     -------------------------------------------------------------------
Other income (expense)
   Interest expense                                        (28,144)           -                     -         (28,144)
                                                     -------------------------------------------------------------------
                                                           (28,144)           -                     -         (28,144)
                                                     -------------------------------------------------------------------
      Net loss                                         $  (294,780)        (293)                    -     $  (295,073)
                                                     ===================================================================
      Net loss per share (basic and diluted)           $      (295)  $     0.00                           $     (0.01)
                                                     ======================================               ==============
      Weighted average shares outstanding                    1,000   54,236,664                            54,236,664
                                                     ======================================               ==============

See notes to unaudited pro forma condensed consolidated financial statements

                        Floor Decor, Inc. and Subsidiary
               Pro Forma Condensed Consolidated Income Statement
                      For the Year ended December 31, 2000
                                  (Unaudited)

                                                        Floor Decor
                                                      Since Inception      Media               Pro
                                                         On July 3,    Communications         Forma           Pro
                                                           2000            Group           Eliminations      Forma
                                                     -------------------------------------------------------------------
Net Sales                                              $   298,318            -                     -     $   298,318
Cost of goods sold                                         114,952            -                     -         114,952
                                                     -------------------------------------------------------------------
      Gross Profit                                         183,366            -                     -         183,366
                                                     -------------------------------------------------------------------
Operating Expenses
   Selling expense                                         212,538            -                     -         212,538
   General and administrative
   expense                                                 610,075       18,919                     -         628,994
                                                     -------------------------------------------------------------------
                                                           822,613       18,919                     -         841,532
                                                     -------------------------------------------------------------------
      Operating Loss                                      (639,247)     (18,919)                    -        (658,166)
                                                     -------------------------------------------------------------------
Other income (expense)
   Other income                                              2,568            -                     -           2,568
   Interest expense                                        (28,825)           -                     -         (28,825)
                                                     -------------------------------------------------------------------
                                                           (26,257)           -                     -         (26,257)
                                                     -------------------------------------------------------------------
      Net loss                                         $  (665,504)     (18,919)                    -     $  (684,423)
                                                     ===================================================================
      Net loss per share (basic and diluted)           $    (1,761) $      0.00                           $     (0.01)
                                                     ======================================               ==============
      Weighted average shares outstanding                      378   54,236,664                            54,236,664
                                                     ======================================               ==============

  See notes to unaudited pro forma condensed consolidated financial statements

                        Floor Decor, Inc. and Subsidiary
                                      And
                        Media Communications Group, Inc.
    Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements


Note A - In accounting for the reverse acquisition, the equity of Floor Decor, as the surviving company, and Media Communications Group, as the acquired company is recapitalized whereby, the beginning period balance in the accumulated deficit account reflects the beginning accumulated deficit of Floor Decor and the common stock accounts reflect that of the Company. Also, upon the closing of the reverse acquisition the obligation to the original MCGI shareholder for $7,300 was waived. The pro forma adjustments related to the reverse acquisition are as follows:


Elimination of Floor Decor capital accounts:
      Common stock, par values                                            722

Recapitalize MCGI's prior accumulated deficit:
     MCGI historical accumulated deficit                             (105,767)

Waiver of MCGI original shareholder obligation                          7,300
                                                      -----------------------
Recapitalization to additional paid-in capital          $             (97,745)
                                                      =======================

                       Floor Decor's Financial Statements


INDEPENDENT AUDITOR'S REPORT                                            F-1
   for the Period Ended December 31, 2000

AUDITED FINANCIAL STATEMENTS
   for the Period Ended December 31, 2000

   Consolidated balance sheet                                           F-2

   Consolidated statement of income                                     F-3

   Consolidated statement of stockholders' equity                       F-4

   Consolidated statement of cash flows                                 F-5

   Notes to consolidated financial statements                        F-6 - F-8


UNAUDITED INTERIM FINANCIAL STATEMENTS
   for the Period Ended March 31, 2001

   Consolidated balance sheet                                            F-9

   Consolidated statement of income                                      F-10

   Consolidated statement of cash flows                                  F-11

   Notes to consolidated financial statements                        F-12 - F-13

                          Independent Auditor's Report


To the Stockholders
Floor Decor, Inc.
Fort Lauderdale, Florida

We have audited the accompanying consolidated balance sheet of Floor Decor, Inc. and subsidiary as of December 31, 2000, and the related consolidated statements of income, stockholders' equity, and cash flows for the period July 3, 2000, date of inception, through December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Floor Decor, Inc. and subsidiary as of December 31, 2000, and the results of their operations and their cash flows for the period July 3, 2000, date of inception, through December 31, 2000, in conformity with generally accepted accounting principles.

McGladrey & Pullen, LLP
Fort Lauderdale, Florida
May 6, 2001 except for Note 6, as to
   which the date is May 22, 2001

Floor Decor, Inc. and Subsidiary

Consolidated Balance Sheet
December 31, 2000


Assets
Current Assets
   Accounts receivable                                        $          57,769
   Inventories                                                          525,750
   Prepaid expenses                                                      13,805
                                                       -------------------------
      Total current assets                                              597,324

Property and Equipment, net (Note 2)                                    138,024

Deposits and Other Assets (Note 5)                                       95,125
                                                       -------------------------
                                                              $         830,473
                                                       =========================


Liabilities and Stockholders' Equity (Deficit)
Current Liabilities
   Accounts Payable                                           $         215,048
   Amounts due stockholders (Note 3)                                    954,986
   Note Payable (Note 5)                                                250,000
   Accrued expenses                                                      35,115
   Customer deposits                                                     40,728
                                                       -------------------------
      Total current liabilities                                       1,495,877
                                                       -------------------------

Commitments (note 4)

Stockholders' Equity (Deficit)
   Common stock, no par value; authorized                                   100
      1000 shares; issued 378 shares
   Accumulated deficit                                                 (665,504)
                                                       -------------------------
                                                                       (665,404)
                                                       -------------------------
                                                              $         830,473
                                                       =========================


                 See Notes to Consolidated Financial Statements

Floor Decor, Inc. and Subsidiary

Consolidated Statement of Income
Period July 3, 2000 Date of Inception Through December 31, 2000


Net Sales                                                     $         298,318
Cost of goods sold                                                      114,952
                                                       -------------------------
      Gross Profit                                                      183,366
                                                       -------------------------

Operating Expenses
   Selling expense                                                      212,538
   General and administrative expense                                   610,075
                                                       -------------------------
                                                                        822,613
                                                       -------------------------
      Operating Loss                                                   (639,247)
                                                       -------------------------

Other income (expense)
   Other income                                                           2,568
   Interest expense                                                     (28,825)
                                                       -------------------------
                                                                        (26,257)
                                                       -------------------------
      Net loss                                                $        (665,504)
                                                       =========================

Pro forma presentation applicable to conversion from
S Corporation to C corporation:
   Net loss before pro forma income tax expense               $        (665,504)
   Pro forma income tax expense                                              --
                                                       -------------------------
      Pro forma net loss                                      $        (665,504)
                                                       =========================

Pro forma basic and diluted loss per common share             $          (1,761)
                                                       =========================


                 See Notes to Consolidated Financial Statements

Floor Decor, Inc. and Subsidiary

Consolidated Statement of Stockholders' Equity
Period July 3, 2000 Date of Inception Through December 31, 2000

                                                                        Common Stock           Accumulated
                                                                ---------------------------
                                                                    Shares       Amount          Deficit             Total
                                                                ------------------------------------------------------------------

Balance, July 3, 2000, date of inception                                   -     $    -                            $         -

       Issuance of common stock                                          378        100                                    100

       Net Loss                                                            -          -           (665,504)           (665,504)
                                                                ------------------------------------------------------------------
Balance (deficit), December 31, 2000                                     378     $  100        $  (665,504)        $  (665,404)
                                                                ==================================================================


                 See Notes to Consolidated Financial Statements

Floor Decor, Inc. and Subsidiary

Consolidated Statement of Cash Flows
Period July 3, 2000 Date of Inception Through December 31, 2000

Cash Flows From Operating Activities
   Net loss                                                          $    (665,504)
   Adjustments to reconcile net loss to net cash used in
      operating activities:
      Depreciation                                                          16,816
      Gain on sale of property and equipment                                  (870)
      Changes in assets and liabilities:
         Increase in:
            Accounts receivable                                            (57,769)
            Inventories                                                   (525,750)
            Prepaid expenses                                               (13,805)
         Increase in:
            Accounts payable                                                215,048
            Accrued expenses                                                 35,115
            Customer deposits                                                40,728
                                                                  ------------------
               Net cash used in operating activities                       (955,991)
                                                                  ------------------
Cash Flows From Investing Activities
   Proceeds from sale of property and equipment                              32,924
   Purchase of property and equipment                                      (186,894)
   Increase in deposits and other assets                                    (95,125)
                                                                  ------------------
               Net cash used in investing activities                       (249,095)
                                                                  ------------------
Cash Flows From Financing Activities
   Issuance of common stock                                                     100
   Proceeds from note payable                                               250,000
   Loans and advances from stockholders                                   1,071,794
   Repayments to stockholders                                              (116,808)
                                                                  ------------------
               Net cash provided by financing activities                  1,205,086
                                                                  ------------------
               Net change in cash                                                 -
Cash:
   Beginning                                                                      -
                                                                  ------------------
   Ending                                                            $            -
                                                                  ==================
Supplemental Disclosure of Cash Flow Information
   Cash paid for interest                                            $       21,891
                                                                  ==================

                 See Notes to Consolidated Financial Statements

Floor Decor, Inc. and Subsidiary
Notes to Consolidated Financial Statements

Note 1.  Nature of Business and Significant Accounting Policies

Nature of business: Floor Decor, Inc. (the "Company"), and its wholly owned subsidiary, Floor Decor, LLC own and operate retail stores in Florida that sell residential and commercial flooring products. The stores additionally offer installation of flooring products that is outsourced to authorized installers.

A summary of the Company's significant accounting policies follows:

Principles of consolidation: The consolidated financial statements include the accounts of Floor Decor, Inc. and Floor Decor, LLC. All material intercompany accounts and transactions are eliminated in consolidation.

Accounting estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue recognition: Revenues from the installation of flooring products are recognized when the installation process is complete.

Income taxes: The Company, with the consent of its stockholders, has elected to be taxed under sections of federal income tax law, which provide that, in lieu of corporation income taxes, the stockholders separately account for their pro rata share of the Company's items of income, deductions, losses and credits.

As described in Note 6, the Company issued additional shares of common stock in January 2001, and some of the new shareholders did not meet the qualifications necessary for the Company to maintain its S corporation status. Accordingly, the Company ceased to be an S corporation effective January 1, 2001. As a C corporation, the Company will be responsible for income taxes payable resulting from earnings subsequent to January 1, 2001. Additionally, under provisions of Financial Accounting Standards Board ("FASB") Statement Number 109, Accounting for Income Taxes, deferred tax assets and liabilities are computed based on the difference between the financial statement and tax bases of assets and liabilities using currently enacted tax rates.

Inventory: Inventories are valued at the lower of cost (specific identification basis) or market.

Property and equipment: Property and equipment is stated at cost. Depreciation is computed over the estimated useful lives of the related assets, using the straight-line method. Useful lives are determined as follows:

                                                                      Years
                                                                 ---------------
Leasehold improvements                                                5 - 15
Vehicles                                                                5
Furniture, fixtures and equipment                                       7

Leasehold improvements are depreciated over the shorter of the term of the lease or the estimated useful life of the improvement.

Concentration of credit risk: The Company maintains its cash at two financial institutions. Bank deposit accounts, at times, may exceed federally-insured limits. The Company believes it is not exposed to any significant credit risk on its cash balances.

Net loss per common share: Basic earnings per share is computed using the weighted average number of common shares outstanding during the period. Diluted earnings per share is computed using the weighted average number of common shares and potential common shares outstanding during the period. Potential common shares are excluded from the computation if their effect is antidilutive. Pro forma basic loss per common share was computed using 378 shares, the weighted average number of common shares outstanding. The Company had no potential common shares outstanding. Therefore basic and diluted loss per common share are equal.

Note 2.  Property and Equipment

The major classifications of property and equipment as of December 31, 2000 are summarized as follows:

Furniture, fixtures and equipment                                    $  99,316
Leasehold improvements                                                  52,684
Vehicles                                                                 2,350
                                                                   -----------
                                                                       154,350
Less accumulated depreciation                                           16,326
                                                                   -----------
                                                                     $ 138,024
                                                                   ===========
Note 3.  Related Party Transactions

Notes payable, stockholders: The Company owes two stockholders a total of $874,604 as of December 31, 2000. The notes bear interest at 10%, and are due on demand. Interest expense related to the notes amounted to $19,499 in 2000.

Advances from stockholder: A stockholder made advances to the Company totaling $80,382 as of December 31, 2000. The advances are non-interest bearing and due on demand.

Expenses: The Company paid a relative of a stockholder $12,752 (of which $1,589 is included in accounts payable at December 31, 2000), to perform information systems consulting during the period ended December 31, 2000.

Note 4.  Operating Leases

The Company leases its retail stores under noncancellable agreements which expire through September 2005, and require monthly rental payments. The total minimum rental commitment as of December 31, 2000 is due as follows:

Year Ending
December 31,                                                         Amount
-------------------------------------------------------------------------------
2001                                                                $   458,300
2002                                                                    437,294
2003                                                                    455,933
2004                                                                    485,385
2005                                                                    360,513
                                                                 --------------
                                                                    $ 2,197,425
                                                                 ==============

Rent expense for the period ended December 31, 2000 totaled $173,668.

Note 5.  Note Payable

The Company has a $250,000 note payable to a third party as of December 31, 2000. The note bears interest at 10%, and is due on demand. The note is collateralized by substantially all assets of the Company, and is guaranteed by two stockholders of the Company.

Note 6.  Subsequent Events

The Company issued an additional 622 shares of common stock subsequent to December 31, 2000 at a cost of $1 per share.

In April and May 2001, the Company borrowed amounts totaling $303,000 from individuals and corporations under unsecured notes payable bearing interest at 15% and due on demand no earlier than one year from their date of issue.

On May 22, 2001, the Company merged with Media Flooring, Inc., a wholly-owned subsidiary of Media Communications Group, Inc. ("MCGI"). The stockholders of the Company received 21,900,000 shares of MCGI common stock in exchange for all of the outstanding shares of Floor Decor, Inc.

As discussed in Note 1, effective January 1, 2001, the Company will no longer be treated as an S corporation for tax purposes and will be subject to corporate income taxes. If the Company had been subject to corporate income taxes during 2000, it would not have had any current income tax liability due to its operating losses. The Company would have had a deferred income tax asset resulting from the net operating losses. A valuation allowance would have been established to fully reserve this deferred tax asset due to the uncertainty of the utilization of the operating loss carryforward.

Floor Decor, Inc. and Subsidiary

Consolidated Balance Sheet

                                                                            March 31,           December 31,
                                                                              2001                  2000
                                                                           (Unaudited)
                                                                  --------------------------------------------
Assets
Current Assets
   Accounts receivable                                                    $    37,993             $    57,769
   Inventories                                                                504,429                 525,750
   Prepaid expenses                                                            38,483                  13,805
                                                                  --------------------------------------------
      Total current assets                                                    580,905                 597,324

Property and Equipment, net                                                   125,028                 138,024

Deposits and Other Assets                                                      62,272                  95,125
                                                                  --------------------------------------------
                                                                          $   768,205             $   830,473
                                                                  ============================================


Liabilities and Stockholders' Equity (Deficit)
Current Liabilities
   Accounts Payable                                                       $   247,586             $   215,048
   Amounts due stockholders (Note 2)                                        1,026,355                 954,986
   Note Payable                                                               250,000                 250,000
   Accrued expenses                                                            22,463                  35,115
   Customer deposits                                                          181,985                  40,728
                                                                  --------------------------------------------
      Total current liabilities                                             1,728,389               1,495,877
                                                                  --------------------------------------------

Commitments

Stockholders' Equity (Deficit)
   Common stock, no par value; authorized                                         722                     100
      1000 shares; issued 1000 shares
   Subscription Receivable                                                       (622)                     --
   Accumulated deficit                                                       (960,284)               (665,504)
                                                                  --------------------------------------------
                                                                             (960,184)               (665,404)
                                                                  --------------------------------------------
                                                                          $   768,205             $   830,473
                                                                  ============================================

                 See Notes to Consolidated Financial Statements

Floor Decor, Inc. and Subsidiary

Consolidated Statement of Income
Three Months Ended March 31, 2001
(Unaudited)

Net Sales                                                           $   607,141
Cost of goods sold                                                      319,952
                                                               -----------------
      Gross Profit                                                      287,189
                                                               -----------------

Operating Expenses
   Selling expense                                                      172,822
   General and administrative expense                                   381,003
                                                               -----------------
                                                                        553,825
                                                               -----------------

      Operating Loss                                                   (266,636)
                                                               -----------------

Other income (expense)
   Interest expense                                                     (28,144)
                                                               -----------------
                                                                        (28,144)
                                                               -----------------
      Net loss before income taxes                                  $  (294,780)
      Income Taxes                                                           --
                                                               -----------------
      Net Loss                                                      $  (294,780)
                                                               =================

      Basic and diluted net  loss per common share                  $      (295)
                                                               =================

      Weighted average shares outstanding ( Basic
      and diluted )                                                       1,000
                                                               =================


                 See Notes to Consolidated Financial Statements

Floor Decor, Inc. and Subsidiary
Consolidated Statement of Cash Flows
Three Months Ended March 31, 2001
(Unaudited)

Cash Flows From Operating Activities
   Net loss                                                          $    (294,780)
   Adjustments to reconcile net loss to net cash used in
      Operating activities:
      Depreciation                                                          11,342
      Changes in assets and liabilities:
         Increase in:
            Accounts receivable                                             19,776
            Inventories                                                     21,321
            Prepaid expenses                                               (24,678)
         Increase in:
            Accounts payable                                                32,538
            Accrued expenses                                               (12,652)
            Customer deposits                                              141,257
                                                                  -----------------
               Net cash used in operating activities                      (105,876)
                                                                  -----------------
Cash Flows From Investing Activities
   Proceeds from sale of property and equipment                              8,154
   Purchase of property and equipment                                       (6,500)
   Decrease in deposits and other assets                                    32,853
                                                                  -----------------
               Net cash provided by investing activities                    34,507
                                                                  -----------------
Cash Flows From Financing Activities
   Issuance of common stock                                                     --
   Loans and advances from stockholders                                    194,800
   Repayments to stockholders                                             (123,431)
                                                                  -----------------
               Net cash provided by financing activities                    71,369
                                                                  -----------------
               Net change in cash                                                -
Cash:
   Beginning                                                                     -
                                                                  -----------------
   Ending                                                            $           -
                                                                  =================
Supplemental Disclosure of Cash Flow Information
 Cash paid for interest                                              $      22,577
                                                                  =================
Supplemental Disclosure of Non-cash Investing and
 Financing Activities
   Common stock issued in exchange for subscriptions receivable      $         622
                                                                  =================

See Notes to Consolidated Financial Statements

Floor Decor, Inc. and Subsidiary
Notes to Consolidated Financial Statements


Note 1.           Basis of Presentation

The accompanying unaudited financial statements (except for the balance sheet at December 31, 2000, which is derived from audited financial statements) have been prepared in accordance with generally accepted accounting principles for interim financial statements and Regulation S-B. Accordingly, they do not include all of the information required by generally accepted accounting principles for complete financial statements. In the opinion of the Company, all adjustments (consisting of only normal recurring accruals) necessary to present fairly the financial position of the Company as of March 31, 2001, and the results of its operations and its cash flows for the three month period ended March 31, 2001, have been included. These results have been determined on the basis of generally accepted accounting principles and practices applied consistently with those used in the preparation of the Company's 2000 audited consolidated financial statements.

The accompanying financial statements should be read in conjunction with the Company's most recent audited consolidated financial statements and notes thereto for the year ended December 31, 2000. The results of operations for the three month period ended March 31, 2001 are not necessarily indicative of the results that may be expected for the year ending December 31, 2001.


Note 2.           Related Party Transactions

Notes payable, stockholders: The Company owes two stockholders a total of $945,973 as of March 31, 2001. The notes bear interest at 10%, and are due on demand. Interest expense related to the notes amounted to $22,577 in the first quarter of 2001.

Advances from stockholder: As of March 31, 2001 the Company owed a total of $80,382 to a stockholder on a non-interest bearing note that is due on demand.


Note 3.           Subsequent Events

In April and May 2001, the Company borrowed amounts totaling $303,000 from individuals and corporations under unsecured notes payable bearing interest at 15% and due on demand no earlier than one year from their date of issue.

On May 22, 2001, the Company merged with Media Flooring, Inc., a wholly-owned subsidiary of Media Communications Group, Inc. ("MCGI"). The stockholders of the Company received 21,900,000 shares of MCGI common stock in exchange for all of the outstanding shares of Floor Decor, Inc.

Note 4.           Income Tax Matters

The Company has net operating losses for federal income tax purposes of approximately $300,000. Any future benefit to be realized from these net operating losses is dependent upon the Company earning sufficient future taxable income during the periods that the carryforwards are available. Due to this uncertainty, the Company has not recognized any deferred tax benefits relating to the net operating loss carryforward and has offset the deferred tax asset with a valuation allowance in the amount of $100,000.


Note 5.           Business Considerations

On May 22, 2001, a purchasing group led by A.J. Nassar acquired 21,900,000 shares of the common stock of the Registrant to become the owner of approximately 40% of the issued and outstanding common stock of the MCGI pursuant to an agreement including the merger of Floor Decor into a newly formed wholly owned subsidiary of the Company. Prior to the acquisition of Floor Decor, MCGI was a "public shell" company, with no significant operations or assets. Since July 3, 2000, the date of Inception of Floor Decor, through today, the goal of the Company has remained the same; to combine its rollout of new "Big Box" floor covering superstores with an acquisition strategy of the top flooring contractors supplying the homebuilder trade.

From July 3, 2000 through December 31, 2000, the Company incurred net losses of approximately $665,000 due to the costs associated with the store openings and the operating costs of new stores without the corresponding revenues. Through the first quarter ended March 31, 2001 the losses approximated $295,000. The Company had negative cash flows from operating activities of approximately $106,000 for the quarter ended March 31, 2001 compared to negative cash flows from operating activities of approximately $955,000 for the inception date of July 3, 2000 through December 31, 2000. Management attributes this improvement in cash flows to the increased sales from the maturation of its "Big Box" superstore.

The Company's cash flows from operations have improved from December 31, 2000 and management believes that the Company will be able to generate positive net cash flows from new and existing contracts/customers and by continually monitoring, and reducing if necessary, operating costs in 2001. However, the Company has experienced an increase in general and administrative expenses in the first part of 2001, to date, as anticipated, as a result of the aforementioned reverse merger on May 22, 2001. The Company is seeking sources of new capital to aid the implementation of its business plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEDIA COMMUNICATIONS GROUP, INC.

/S/____________      Chief Executive Officer and Director         July 24, 2001
Alvin J. Nassar